EXHIBIT 24.1

                         ANHEUSER-BUSCH, COMPANIES, INC.

                                POWER OF ATTORNEY

     Each of the undersigned directors and officers of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"), hereby appoints August A. Busch III, W. Randolph Baker, JoBeth G. Brown and William J. Kimmins, Jr., and each of them acting singly, the true and lawful agents and attorneys of the undersigned, with full power of substitution, to do all things and to execute all instruments which any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the (i) amendments to the existing Registration Statement on Form S-3 (Registration Statement No. 333-11929) relating to the debt securities of the Company; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said amendments and (ii) proposed registration under said Act pursuant to a Registration Statement on Form S-3 of the debt securities of the Company in a principal amount of $700,000,000; this authorization to include the authority to sign the name of each of the undersigned in the capacities indicated below to the said proposed Registration Statement to be filed with the Securities and Exchange Commission in respect of said securities, and to any amendments to said proposed Registration Statement.

     IN WITNESS WHEREOF, each of the undersigned has executed a copy of this Power of Attorney as of June 25, 1997.

          AUGUST A. BUSCH III                       W. RANDOLPH BAKER
---------------------------------------  ---------------------------------------
          August A. Busch III                       W. Randolph Baker
         Chairman of the Board                     Vice President and
      and Chief Executive Officer                Chief Financial Officer
     (Principal Executive Officer)            (Principal Financial Officer)

             JOHN F. KELLY                         CARLOS FERNANDEZ G.
---------------------------------------  ---------------------------------------
             John F. Kelly                         Carlos Fernandez G.
     Vice President and Controller                      Director
    (Principal Accounting Officer)


           BERNARD A. EDISON                          JOHN E. JACOB
---------------------------------------  ---------------------------------------
           Bernard A. Edison                          John E. Jacob
               Director                                 Director


           PETER M. FLANIGAN                      VERNON R. LOUCKS, JR.
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           Peter M. Flanigan                      Vernon R. Loucks, Jr.
               Director                                 Director


           CHARLES F. KNIGHT                         SYBIL C. MOBLEY
---------------------------------------  ---------------------------------------
           Charles F. Knight                         Sybil C. Mobley
               Director                                 Director


           VILMA S. MARTINEZ                        WILLIAM P. PAYNE
---------------------------------------  ---------------------------------------
           Vilma S. Martinez                        William P. Payne
               Director                                 Director


           JAMES B. ORTHWEIN                        ANDREW C. TAYLOR
---------------------------------------  ---------------------------------------
           James B. Orthwein                        Andrew C. Taylor
               Director                                 Director


         DOUGLAS A. WARNER III                     WILLIAM H. WEBSTER
---------------------------------------  ---------------------------------------
         Douglas A. Warner III                     William H. Webster
               Director                                 Director

                             EDWARD E. WHITACRE, JR.
                    ---------------------------------------
                             Edward E. Whitacre, Jr.
                                    Director

Exhibit 24.1